SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

          May 5, 2003

Date of Report
(Date of earliest event reported)

          ESTERLINE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-06357 (Commission File No.)	13-2595091 (IRS Employer Identification No.)

      10800 NE 8th Street, Bellevue, Washington 98004
(Address of principal executive offices, including zip code)

                                    (425) 453-9400
(Registrant's telephone number, including area code)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)      Exhibits

      99.1      Press release issued by Esterline Technologies Corporation, dated May 5, 2003

Item 9.      Regulation FD Disclosure

      The information included in this section is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

      On May 5, 2003, Esterline Technologies Corporation issued a press release announcing certain preliminary results of operations and revised guidance for the quarter ended May 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  May 6, 2003

ESTERLINE TECHNOLOGIES CORPORATION
By: /s/ Robert D. George Name: Robert D. George Title: Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release issued by Esterline Technologies Corporation, dated May 5, 2003

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